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                                                                    EXHIBIT 23.2
                                                                    ------------

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement of T REIT, Inc. on Form S-11 of our report dated July 1, 1999, appearing in the Prospectus, which is part of this registration statement.

We also consent to the reference to use under the heading "Experts" in such Prospectus.



                                        /s/ HASKELL & WHITE LLP


Newport Beach, California

July 22, 1999